UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2018

MasterCraft Boat Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive Vonore, Tennessee	37885
(Address of Principal Executive Offices)	(Zip Code)

(423) 884-2221

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☒

EXPLANATORY NOTE

On October 1, 2018, MasterCraft Boat Holdings, Inc., a Delaware corporation (the “Company” or the “Purchaser”) acquired all of the outstanding membership interests and other equity securities of Crest Marine LLC, a Michigan limited liability company (“Crest”) from its existing members (collectively, the “Sellers”) pursuant to a membership interest purchase agreement, dated as of September 10, 2018 (the “Membership Interest Purchase Agreement”), by and among the Purchaser, Crest, the Sellers and each of the other parties thereto (the “Acquisition”).

This Amendment No.1 to the Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements Item 9.01 of the original Current Report on Form 8-K filed by the Company on October 1, 2018 (the “Initial Form 8-K”) to provide certain historical financial statements for Crest and certain pro forma financial information in connection with the Acquisition. Any information required to be set forth in the Initial Form 8-K that is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

1.

The consolidated financial statements of Crest Marine LLC as of and for each of the years ended December 31, 2017 and 2016, together with the notes thereto and the report of independent public accounting firm thereon, are filed as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

2.

The unaudited financial statements of Crest Marine LLC as of June 30, 2018 and for each of the six months ended June 30, 2018 and 2017, together with the notes thereto, are filed as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

1.

Unaudited pro forma condensed combined balance sheet as of June 30, 2018 and unaudited statements of operations for the fiscal year ended June 30, 2018, each giving effect to the acquisition of Crest Marine LLC and related financing, and the notes thereto, are filed as Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

The following exhibits are being furnished as part of this report:

Exhibit No.	Description

23.1	Consent of Davison & Associates, CPA, independent auditor for Crest Marine LLC

99.1

Audited financial statements of Crest Marine LLC as of and for each of the years ended December 31, 2017 and 2016, together with the notes thereto and the report of independent public accounting firm thereon

99.2	Unaudited financial statements of Crest Marine LLC as of June 30, 2018 and for each of the six months ended June 30, 2018 and 2017, together with the notes thereto

99.3

Unaudited pro forma condensed combined balance sheet as of June 30, 2018 and unaudited statements of operations for the fiscal year ended June 30, 2018, each giving effect to the acquisition of Crest Marine LLC and related financing, and the notes thereto

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Davison & Associates, CPA, independent auditor for Crest Marine LLC

99.1

Audited financial statements of Crest Marine LLC as of and for each of the years ended December 31, 2017 and 2016, together with the notes thereto and the report of independent public accounting firm thereon

99.2	Unaudited financial statements of Crest Marine LLC as of June 30, 2018 and for each of the six months ended June 30, 2018 and 2017, together with the notes thereto

99.3

Unaudited pro forma condensed combined balance sheet as of June 30, 2018 and unaudited statements of operations for the fiscal year ended June 30, 2018, each giving effect to the acquisition of Crest Marine LLC and related financing, and the notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCBC HOLDINGS, INC.

Dated: December 7, 2018	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer and Secretary